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                                                                    Exhibit 10.5


                            REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of August 10, 1998 (this "Agreement"), among PREFERRED EMPLOYERS HOLDINGS, INC., a Delaware corporation (the "Company"), and DEBBIE BENDER-BALAZICH, STEVEN BARTH, STEVEN JONES AND STEPHEN M. McLAUGHIN (each a "Holder" and collectively, the "Holders").


                                 W I T N E S S E T H:


     WHEREAS, the Holders are parties to that certain Stock Purchase Agreement, dated as of July 10, 1998 (the "Stock Purchase Agreement"), by and between the Holders and Preferred Healthcare Staffing, Inc. (the "Staffing"), a Delaware corporation and a wholly-owned subsidiary of the Company, pursuant to which Holders have certain registration rights covering the Transaction Shares; and

     WHEREAS, pursuant to the terms contained herein, the Company agrees to undertake to register under the Securities Act (as defined in Section 1 below) all of the Transaction Shares held by Holders.


     NOW, THEREFORE, in consideration of the parties entering into the agreements and carrying out the transactions herein described, and for other good and valuable consideration, the parties agree as follows:

     1. DEFINITIONS. (a) As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     "Commission" means the Securities and Exchange Commission or any other United States agency at the time administering the Securities Act.

     "Exchange Act" means the Securities Exchange Act of 1934, or any similar United States statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

     "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.



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     "Registrable Securities" means (i) any Transaction Shares held by each
Holder and (ii) any securities issued or issuable with respect to any such Transaction Shares held by such Holder by way of stock dividend or stock split. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (A) when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) they shall have been distributed pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred and the subsequent disposition of such Registrable Securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (iv) they shall have ceased to be outstanding or (B) on the second anniversary of the date hereof.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with securities or "blue sky" laws, and (iii) the fees and disbursements of counsel for the Company and of its independent public accountants.

     "Securities Act" means the Securities Act of 1933, or any similar United States statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

          (b) All capitalized terms used herein which are not otherwise defined shall have the meaning given to such terms in the Stock Purchase Agreement.

     2.   REGISTRATION UNDER SECURITIES ACT.

          (a) REGISTRATION STATEMENT FILING. The Company shall use reasonable efforts to file a Registration Statement (such Registration Statement and any and all amendments and supplements thereto, the "Registration Statement") under the Securities Act covering the sale of the Registrable Securities or otherwise cause the sale of the Registrable Securities to be included in a previously filed Registration Statement by no later than seventy-five (75) days from the date hereof, and will use reasonable efforts to have the Registration Statement declared effective as soon as practicable thereafter.

          (b) REGISTRATION STATEMENT FORM. Any registration under this Section 2(a) shall be on such appropriate registration form of the Commission as shall be selected by the Company and as shall permit the disposition of the Registrable Securities to be registered. The Company agrees to include in any such Registration Statement all information which the Holders of Registrable Securities being registered shall reasonably request.


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          (c)  EXPENSES.  The Company shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a). Each Holder of Registrable Securities included in the Registration Statement shall promptly pay those expenses allocated to the registration of such Holder's Registrable Securities, on a pro-rata basis, including, but not limited to, fees and expenses of such Seller's legal counsel. The Company shall not be responsible for any commissions resulting from the sale by any Holder of Registrable Securities.

          (d) REGISTRATION PROCEDURES. Whenever the Company is required to use reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2(a), the Company will as expeditiously as possible:

            (i) use reasonable efforts to cause such Registration Statement to become effective;

           (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and any prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective for a period of either nine (9) months or such shorter period as will terminate when all of the Registrable Securities covered by such Registration Statement have been disposed of, and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such securities have been disposed of by the Holder or Holders thereof set forth in such Registration Statement;

          (iii) furnish to each Holder such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits, but only one copy thereof to each such Holder), such number of copies of any prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any final prospectus filed under Rule 424 under the Securities Act (the "Final Prospectus"), in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of the Registrable Securities owned by such Holders, as such Holder may reasonably request;

           (iv) use reasonable efforts to register or qualify such Registrable Securities under securities or "blue sky" laws of such jurisdictions as each Holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder; PROVIDED, that the Company shall not for any such purpose be required to
     (A) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of


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     this clause (iv), (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in such jurisdiction;

            (v) use reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary by virtue of the business and operations of the Company to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

           (vi) otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission;

          (vii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

         (viii) promptly notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which the Final Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances under which they were made; and

           (ix) use reasonable efforts to secure the designation of all such Registrable Securities covered by such Registration Statement as a Nasdaq SmallCap Market security or a security on any other securities exchange on which the Company's Common Stock is then currently listed.

     The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (viii) of this Section 2(d), such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause
(viii) of this Section 2(d) and, if so directed by the Company, such Holder will use its best efforts to deliver to the Company (at the Company's expense) all copies, other than permanent file copies


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then in such Holder's possession, of the Prospectus relating to such Registrable
Securities current at the time of receipt of such notice.

     3. INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to, indemnify and hold harmless each Holder of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained (x) the Registration Statement under which the Registrable Securities were registered under the Securities Act, any preliminary prospectus, Final Prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto or any document included by reference therein, or (y) in any application or other document or communication (in this Section 3 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such Registration Statement under the "blue sky" or securities laws thereof, or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or omission or alleged omission, arising out of such Registration Statement, any such preliminary prospectus, Final Prospectus, summary prospectus, amendment or supplement, or in any application, which was in connection with, in reliance upon, or in conformity with information prepared or furnished to the Company by such Holder for use in the preparation thereof which information contained any untrue statement of any material fact or omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder. The Company shall not be obligated to pay the fees and expenses of any counsel or firm of counsel for any parties indemnified in respect of a claim unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other indemnified party in respect of such claim.

     (b) INDEMNIFICATION BY THE HOLDERS. Each Holder of Registrable Securities agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this Section 3) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such Registration Statement, any preliminary prospectus, Final Prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any application, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information prepared and furnished to the Company by such Holder for use in the preparation of such Registration Statement, preliminary prospectus, Final Prospectus, summary prospectus, amendment or supplement, or such



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application, which information contained any untrue statement of any material fact or omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Persons and shall survive the transfer of such securities by such Holder. The indemnity provided by each Holder of securities under this Section 3(b) shall be provided jointly and severally with any other Holder of Registrable Securities.

     (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, but the fees and expenses of such counsel shall be the responsibility of the indemnified party. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Notwithstanding anything to the contrary, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld.

     (d) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by this Section 3 is for any reason not available, the parties required to indemnify by the terms hereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and any Holder of Registrable Securities, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each Holder of Registrable Securities agree that no Holder shall be required to contribute any amount in excess of the amount such Holder would have been required to pay to an indemnified party if the indemnities under clauses
(a) and (b) above of this Section 3 were available.  For purposes


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of this clause (d), and each director and each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company or a Holder of Registrable Securities within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or a Holder of Registerable Securities, as the case may be.

     4. RULE 144. The Company will file the reports required to be filed by it under the Exchange Act and the rules and regulations promulgated by the Commission thereunder and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.

     5. AMENDMENTS AND WAIVERS. This Agreement may be amended or waived only with the prior written agreement signed by the Company and Holders of at least a majority of all Registrable Securities at the time outstanding, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

     6. NOTICES. All communications provided for hereunder shall be in writing and shall be delivered personally or sent by first-class mail (return receipt requested) and addressed as follows:

          (a)  If to the Company, one copy to:

               Preferred Employers Holdings, Inc.
               10800 Biscayne Boulevard
               Miami, Florida 33161
               Attention: Mr. Mel Harris

               with a copy to:

               Baer Mark & Upham LLP
               805 Third Avenue
               New York, New York 10022
               Attention: Donald J. Bezahler, Esq.


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          (b)  If to a Holder, one copy to such Holder as follows:

               (i)  If to Debbie Bender-Balazich to:

                    7998 East Country Club Boulevard
                    Boca Raton, Florida 33434
                    Attention: Ms. Debbie Bender-Balazich

               (ii) If to Steven Barth:

                    1004 Basil Road
                    McLean, Virginia 22101
                    Attention: Mr. Steven Barth

              (iii) If to Steven Jones:

                    907 Hyacinth Drive
                    Delray Beach, Florida 33483
                    Attention: Mr. Steven Jones

               (iv) If to Stephen M. McLaughlin:

                    4311 Greenbriar Lane
                    Weston, Florida 33331
                    Attention: Mr. Stephen M. McLaughlin

               (v)  with a copy in each case to:

                    Akerman, Senterfitt & Eidson, P.A.
                    SunTrust International Center
                    One Southeast Third Avenue, 28th Floor
                    Miami, Florida 33131-1714
                    Attention: Marshall R. Burack, Esq.

     Any party by notice given in accordance with this Section 6 to the other parties may designate another address or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

     7. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.


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     8.   DESCRIPTIVE HEADINGS.  The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     9. GOVERNING LAWS: SUBMISSION TO JURISDICTION. (i) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

           (ii) EACH OF THE PARTIES HERETO CONSENTS AND AGREES TO THE JURISDICTION OF ANY COURTS OF THE STATE OF DELAWARE OR OF THE UNITED STATES DISTRICT COURT FOR DELAWARE, AND WAIVES AND AGREES NOT TO PLEAD, OR CLAIM, IN ANY SUCH COURT ANY OBJECTION BASED UPON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN.

     10. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     11. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders of Registrable Securities shall be enforceable to the fullest extent permitted by law.

     12. ENTIRE AGREEMENT. This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.









                     [Remainder Of Page Intentionally Left Blank]


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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


                              PREFERRED EMPLOYERS HOLDINGS, INC.



                              By: /s/ William R. Dresback
                                 --------------------------------------------
                                   William R. Dresback, Senior Vice President,
                                        Chief Financial Officer and Secretary

                              /s/ Debbie Bender-Balazich
                              -----------------------------------------------
                              DEBBIE BENDER-BALAZICH

                              /s/ Marshall Burack as attorney in fact
                              -----------------------------------------------
                              STEVEN BARTH

                              /s/ Marshall Burack as attorney in fact
                              -----------------------------------------------
                              STEVEN JONES

                              /s/ Steven M. McLaughlin
                              -----------------------------------------------
                              STEVEN M. McLAUGHLIN





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